                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                Current Report


                 Filed pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  December 7, 1999



                                CARESIDE, INC.
                                --------------
                (Exact name of issuer as specified in charter)




           DELAWARE                      333-69207             23-2863507
  (State or Other Jurisdiction          Commission          (I.R.S. Employer
of Incorporation or Organization)      file number       Identification Number)


                             6100 Bristol Parkway
                            Culver City, CA  90230
                    (Address of principal executive offices)


                                (310) 338-6767
             (Registrant's telephone number, including area code)

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------

                                                           Page Number
                                                           -----------
(a)  Financial Statements of Business Acquired.

     Report of Independent  Public Accountants                 F-1
     Balance Sheet                                             F-2
     Statement of Income                                       F-3
     Statement of Cash Flows                                   F-4
     Notes to Financial Statements                             F-5

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated
            Balance Sheet as of September 30, 1999             F-6
     Unaudited Pro Forma Condensed Consolidated Statement
            of Operations for the year ended
            September 30, 1999                                 F-7
     Notes to Unaudited Pro Forma Statements                   F-8

                   Report of Independent  Public Accountants



To the Board of Directors and Shareholders of Texas International Laboratories, Inc.


We have audited the accompanying balance sheet of Texas International Laboratories, Inc. as of September 30, 1999, and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of Texas International Laboratories, Inc. as of September 30, 1999, and the results of its operations and its cash flows for the year then ended in conformity with the generally accepted accounting principles.


Houston, Texas                         Loeser, Gelfond and Associates, P.C.
February 18, 2000                         Certified Public Accountants

                    TEXAS INTERNATIONAL LABORATORIES, INC.
                                 BALANCE SHEET
                              SEPTEMBER 30, 1999

Assets
---------------------
  Current Assets
   Checking/Savings
    Compass Bank                                     $ 89,162
                                                     --------
  Total Checking/Savings                               89,162

  Accounts Receivable
    Accounts Receivable                                12,020
                                                     --------
  Total Accounts Receivable                            12,020

Other Current Assets
  Due From Officer                                        500
  Inventory                                            21,000
                                                     --------
  Total Other Current Assets                           21,500

  Total Current Assets                                122,682
                                                     --------
Total Assets                                         $122,682
                                                     ========

Liabilities & Equity
---------------------
 Liabilities
  Current Liabilities
    Due To Officer                                   $ 15,000
    Trade Accounts                                        559
                                                     --------
  Total Current Liabilities                            15,559
                                                     --------
Total Liabilities                                      15,559

Equity
  Capital Stock                                         2,500
  Retained Earnings                                    77,123
  Net Income                                           27,500
                                                      -------
 Total Equity                                         107,123
                                                      -------

Total Liabilities & Equity                           $122,682
                                                     ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    TEXAS INTERNATIONAL LABORATORIES, INC.
                              STATEMENT OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999


Ordinary Income/Expense
     Income
      Freight                                        $ 10,916
      Instruments                                     131,526
      Labor                                             2,730
      Parts                                            17,964
      Reagent                                          31,730
      Sales Tax                                           331
                                                     --------
   Total Revenue                                      195,197

     Cost of Goods Sold                                72,322
                                                     --------
   Total Cost of Goods Sold                            72,322
                                                     --------

 Gross Profit                                         122,875

     Expense
       Bank Service Charges                               495
       Contract Labor                                  35,553
       Contributions                                      100
       Dues and Subscriptions                               5
       Insurance                                        8,438
       Miscellaneous                                    1,836
       Postage and Delivery                               506
       Professional Fees                                3,219
       Rent                                            12,291
       Supplies                                         9,907
       Taxes                                               55
       Telephone                                        5,480
       Travel & Entertainment                          15,280
       Other                                            2,102

    Total Expense                                      95,265

Net Ordinary Income                                    27,611
Other Income/Expense

    Other Expenses                       111
                                         ---
Total Other Expense                                       111
                                                     --------

Net Other Expense                                        (111)
                                                     --------

Net Income                                           $ 27,500
                                                     ========


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    TEXAS INTERNATIONAL LABORATORIES, INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999


Cash Flows From Operating Activities:

   Net Income                                               $27,500

   Adjustments to Reconcile Net Income to
   Net Cash Provided by Operating Activities-
   Prior Year Adjustment                                     (1,193)

Changes in Assets and Liabilities:
   Increase in Accounts Receivable                           (6,382)
   Decrease in Accounts Payable                              (2,032)

Cash Flows From Operating Activities                        $17,893

Cash Flows From Financing Activities:

   Loans From Shareholders                                   15,000

   Proceeds From Sale of Common Stock                           500

   Loans To Shareholders                                       (500)
                                                            -------

Net Cash Provided By Financing Activities                    15,000
                                                            -------


Net Increase in Cash                                         32,893

Cash - Beginning of Year                                     56,269
                                                            -------

Cash - End of Year                                          $89,162
                                                            =======


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    TEXAS INTERNATIONAL LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1999


Note 1- Summary of Significant Accounting Policies:

Texas International Laboratories, Inc. ("Company") was incorporated as a Texas corporation on April 1, 1983. The financial records are kept on the accrual basis for both financial and tax reporting purposes.

The principal business of the Company is selling hematology analyzing machines.

At September 30, 1999, the authorized Capital Stock of the Company consisted of 400,000 shares of Common Stock of which 2,500 shares were issued and outstanding.

The Company reports for tax purposes on a March fiscal year. No provision for income tax was accrued on these financial statements because of a net operating loss carryforward of $69,970. Inventory at the beginning and end of the fiscal year was not observed by the auditors, however, based on prior financial statements and the due diligence work performed by others the amount of $21,000 seemed reasonable and within the immateriality limits. Inventory is carried at cost.

Note 2- The Company entered into a merger agreement on December 7, 1999, with Careside, Inc., ("CSA") a Delaware Corporation, and its wholly owned subsidiary, Careside Hematology, Inc. ("CSH"). Per the agreement, as of the effective time of the merger, the Company's Common Stock will be converted into the right to receive 521,739 shares of CSA Common Stock, par value $.01 per share. The Company's shareholders will be entitled to receive certain accounts receivable and proceeds from the sale of certain inventory of the Company.

Note 3- Management has stated that there is no action, suit or other legal matters pending against the Company.

Note 4- Related Party Transaction.

There were no significant related party transactions other than as discussed in
Note 1 to these financial statements. There was a loan from a shareholder in the amount of $15,000 which was subsequently repaid by November 30, 1999.

There are no related party transactions other than as discussed in Note 1 to these financial statements.

Note 5- Common Stock.

Common stock was increased by $500.00 to reflect the actual amount issued and outstanding.

                         Unaudited Pro Forma Condensed
              Consolidated Balance Sheet as of September 30, 1999
                                (in thousands)

                                                             CSA               TIL
                                                        September 30,     September 30,     Pro Forma        Pro Forma
                                                             1999             1999         Adjustments      Consolidated
                                                       --------------     -------------    -----------     --------------
                       ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $  8,533.3            $ 89.2       $      -         $  8,622.5
  Inventories                                                   121.8              21.0              -              142.8
  Accounts receivable                                               -              12.0              -               12.0
  Prepaid expenses and other                                    119.6               0.5              -              120.1
                                                       --------------     -------------    -----------     --------------
    Total current assets                                      8,774.7             122.7              -            8,897.4

PROPERTY AND EQUIPMENT, net                                   5,546.1                 -              -            5,546.1
GOODWILL                                                            -                 -        2,782.5 a/         2,782.5
DEPOSITS AND OTHER                                               15.0                 -              -               15.0
                                                       --------------     -------------    -----------     --------------
                                                           $ 14,335.8            $122.7       $2,782.5         $ 17,241.0
                                                       ==============     =============    ===========     ==============

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                        $  2,175.8            $    -       $      -            2,175.8
  Accounts payable                                              847.7              15.6           20.0 d/           883.3
  Accrued expenses                                              350.2                 -              -              350.2
                                                       --------------     -------------    -----------     --------------
Total current liabilities                                     3,373.7              15.6           20.0            3,409.3

LONG-TERM DEBT                                                1,272.0                 -              -            1,272.0

STOCKHOLDERS' EQUITY
  Series A convertible preferred stock,                           1.6                 -              -                1.6

  Common stock                                                   70.8               2.5           (2.5)c/               -
                                                                                                   5.2 b/            76.0

  Additional paid-in capital                                 34,671.1                 -        2,864.4 b/        37,535.5

  Retained earnings (deficit)                               (25,053.4)            104.6         (104.6)c/       (25,053.4)
                                                       --------------     -------------    -----------     --------------

Total stockholders' equity                                    9,690.1             107.1        2,762.5           12,559.7
                                                       --------------     -------------    -----------     --------------
                                                           $ 14,335.8            $122.7       $2,782.5         $17,241.00
                                                       ==============     =============    ===========     ==============


                         Unaudited Pro Forma Condensed
                      Consolidated Statement of Operations
                     for the Year Ended September 30, 1999



STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

                                                                            Pro Forma         Pro Forma
                                                   CSA           TIL       Adjustments       Consolidated
                                           ---------------     -------     -----------       ------------
REVENUE                                        $         -      $195.2        $      -        $     195.2

COST OF SALES                                            -        72.3               -               72.3
                                           ---------------     -------     -----------       ------------

GROSS PROFIT                                             -       122.9               -              122.9

OPERATING EXPENSES:
    Research and development                       8,070.1           -               -            8,070.1
    Sales and marketing                              642.0           -               -              642.0
    General and administrative                     1,093.7        95.3           556.5 e/         1,745.5
                                           ---------------     -------     -----------       ------------
    Total operating expense                        9,805.8        95.3           556.5           10,457.6
                                           ---------------     -------     -----------       ------------

OPERATING PROFIT/(LOSS)                           (9,805.8)       27.6          (556.5)         (10,334.7)

INTEREST INCOME                                      240.2           -               -              240.2
INTEREST EXPENSE                                    (878.3)          -               -             (878.3)
OTHER EXPENSE                                            -        (0.1)              -               (0.1)
                                           ---------------     -------     -----------       ------------

NET INCOME/(LOSS)                              $ (10,443.9)     $ 27.5        $ (556.5)       $ (10,972.9)

DIVIDENDS ON SERIES A
      PREFERRED STOCK                                (29.0)          -               -              (29.0)
                                           ---------------     -------     -----------       ------------
NET (INCOME/LOSS) TO COMMON
 STOCKHOLDERS                                   ($10,472.9)     $ 27.5        $ (556.5)        ($11,001.9)
                                           ===============     =======     ===========       ============

BASIC NET LOSS PER SHARE                            ($1.85)                                        ($1.78)

SHARES USED IN COMPUTING BASIC  NET LOSS         5,670,641                     521,739 f/       6,192,380
 PER SHARE

Footnotes to Unaudited Pro Forma Statements
-------------------------------------------

The unaudited pro forma condensed consolidated balance sheet at September 30, 1999 assumes the acquisition of Texas International Laboratories, Inc. (TIL) at September 30, 1999. The unaudited pro forma condensed consolidated statement of operations assumes that the acquisition occurred on October 1, 1998.

The pro forma adjustments are as follows:

a/  reflects estimated excess purchase price over net assets acquired.

b/ reflects issuance of 521,739 shares of Careside, Inc. (CSA) common stock for all shares of TIL.

c/  eliminates TIL common stock and retained earnings

d/  estimated transactions cost related to the acquisition

e/ reflects amortization of excess purchase price over net assets acquired over a five-year period.

f/  reflects additional shares issued

                                   SIGNATURE
                                   ---------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CARESIDE, INC.


Date: February 22, 2000                   By: /s/ James R. Koch
                                             ------------------------------
                                             Name:  James R. Koch
                                             Title: Chief Financial Officer